EXHIBIT INDEX


Exhibit No.                                                 Description

    99.1                            News Release dated March 13, 1998 announcing
                                    Kerr-McGee   completes   the   sale  of  its
                                    ammonium perchlorate business.

    99.2 News Release dated March 16, 1998 announcing Kerr-McGee signs a definitive agreement to purchase the United Kingdom North Sea operations from Gulf Canada Resources Limited.